SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                November 4, 2002
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                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



          Delaware                  0-28538                 13-5630895
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         (State or other           (Commission             (IRS Employer
          jurisdiction of           File Number)            Identification
          incorporation)                                    Number)



            1999 Broadway, Suite 4300, Denver, CO         80202
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           (Address of principal executive offices)      (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)


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Item 5:           Other Events

     On October 24, 2002 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant of its third quarter 2002 financial results.


Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

           Item No.   Exhibit List
           --------   ----------------------------------------------------------

           99.1       Press Release dated October 24, 2002 issued by Registrant.









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TITANIUM METALS CORPORATION
                                   (Registrant)


                                   By: /s/ Joan H. Prusse
                                       -------------------------------
                                       Joan H. Prusse
                                       Vice President, Deputy General Counsel
                                           and Secretary


Date: November 4, 2002

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